SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report - November 16, 2001
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



    Delaware                     333-53404                   52-2029487
--------------------------------------------------------------------------------
(State of Incorporation)   (Commission File No.)        (IRS Employer I.D. No.)


    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
----------------------

     Filing of Certain Materials
     ---------------------------

     In connection with the issuance of its Mortgage Pass-Through Certificates, Series 2001-3, Equity One ABS, Inc. is filing herewith a Certificate Guaranty Insurance Policy with a corresponding Certificate Guaranty Insurance Policy Endorsement, each dated as of November 16, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.1 Ambac Certificate Guaranty Insurance Policy and Certificate Guaranty Insurance Policy Endorsement, each dated as of November 16, 2001.


----------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 17, 2001 and the prospectus supplement dated November 12, 2001, of Equity One ABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EQUITY ONE ABS, INC.


                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins
                                           Senior Vice President and CFO


Dated:  November 29, 2001

Exhibit Index
-------------

Exhibit
-------


99.1 Ambac Certificate Guaranty Insurance Policy and Certificate Guaranty Insurance Policy Endorsement, each dated as of November 16, 2001.